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                                                                    EXHIBIT 10.6
                              DEMAND NOTE (SECURED)


      FOR VALUE RECEIVED, the undersigned ("Obligor") promises to pay to the order of Gibraltar Financial Corporation ("Payee") at its principal place of business in Northbrook, Illinois, or such other place as Payee may designate from time to time hereafter, the principal sum of $1,000,000.00 or such lesser or greater principal sum as may then be owed by Obligor to Payee pursuant to that certain Revolving Accounts Receivable Funding Agreement dated November 25, 1997 and as same may be amended hereafter from time to time (the "Funding Agreement"). In Addition, Obligor agrees to additionally pay those charges as provided pursuant to Paragraph 3 of the Funding Agreement and all other amounts due and owing pursuant to the Funding Agreement. Obligor's obligations and liabilities to the Payee under this Note and all other obligations and liabilities of the Obligor to the Payee under the Funding Agreement, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable to the Payee by the Obligor ("Obligor's Liabilities") shall be payable on demand.

      To secure the prompt payment of Obligor's Liabilities and the prompt, full and faithful performance by Obligor of all the provisions to be kept, observed or performed by the Obligor under this Note and/or pursuant to the Funding Agreement, Obligor has granted to Payee a security interest in Obligor's property as more fully set forth and described in the Funding Agreement. All of said described property is referred to herein individually and collectively as Collateral.

      Regardless of the adequacy of the Collateral, any deposits or other sums at any time credited by or payable or due from Payee to Obligor, or any monies, cash, cash equivalents, securities instruments, documents or other assets of Obligor in the possession or control of Payee or its bailee for any purpose, may be reduced to cash and applied by Payee to or setoff by Payee against Obligor's Liabilities.

      Payee may take, and Obligor hereby waives notice of, any action from time to time that payee may deem necessary or appropriate to maintain or protect the Collateral and Payee's security interest therein, and in particular Payee may at any time (i) transfer the whole or any part of the collateral into the name of the Payee or its nominee, (ii) collect any amounts due on Collateral directly from persons obligated thereon, (iii) take control or any proceeds and products of Collateral, and/or (iv) sue or make any compromise or settlement with respect to any Collateral. Obligor hereby releases Payee from any and all causes of action or claims which Obligor may now or hereafter have for any asserted loss or damage to Obligor claimed to be caused by or arising from: (a) Payee's taking any action permitted by this paragraph; (b) any failure of Payee to protect, enforce or collect in whole or in part any of the Collateral; and/or (c) any other act or omissions to act on the part of Payee, its officers, agents or employees, except for willful misconduct.



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      Upon demand, (i) all of Obligor's Liabilities shall be immediately due and payable; (ii) Payee may exercise any one or more of the rights and remedies accruing to a secured party under the Uniform Commercial Code of the relevant jurisdiction and any other applicable law upon default by a debtor; (iii) Payee may enter, with or without process of law and without breach of the peace, any premises where the Collateral is or may be located, and may seize or remove the Collateral from said premises and/or remain upon said premises and use the same for the purpose of collecting, preparing and disposing of the Collateral; and/or
(iv) Payee may sell or otherwise dispose of the Collateral at public or private sale for cash or credit; provided, however, that Obligor shall be credited with the net proceeds of any such sale only when the same are actually received by Payee.

      Immediately upon demand by Payee, Obligor shall assemble the Collateral and make it available to Payee at a place or places to be designated by Payee which is reasonably convenient to Payee and Obligor.

      All of Payee's rights and remedies under this Note are cumulative and non-exclusive. The acceptance by Payee of any partial payment made hereunder after the time when any of Obligor's Liabilities become due and payable will not establish a custom or waive any rights of Payee to enforce prompt payment hereof. Payee's failure to require strict performance by Obligor of any provision of this Note shall not waive, affect or diminish any right of Payee thereafter to demand strict compliance and performance therewith. Obligor and every endorser waive presentment, demand and protest and notice of presentment, protest, default, non-payment, maturity, release, compromise, settlement extension or renewal of this Note, and hereby ratify and confirm whatever Payee may do in this regard. Obligor further waives any and all notice or demand to which Obligor might be entitled with respect to this Note by virtue of any applicable statue of law (to the extent permitted by law).

      Obligor agrees to pay, immediately upon demand by Payee, any and all costs, fees and expenses (including reasonable attorney's fees, costs and expenses) incurred by Payee (i) in enforcing any of Payee's rights hereunder, and (ii) in representing Payee in any litigation, contest, suit or dispute, or to commence, defend or intervene or to take any action with respect to any litigation, contest, suit or dispute (whether instituted by Payee, Obligor or any other person) in any way relating to this Note, Obligor's Liabilities or the Collateral, and to the extent not paid, the same shall become part of Obligor's Liabilities.

      This Note shall be deemed to have been submitted by Obligor to Payee and to have been made at Payee's principal place of business. This Note shall be governed and controlled by the internal laws of the State of Illinois and not the law of conflicts.

      Cash Advances under this Note may be made by Payee upon oral or written request of any person authorized to make such requests on behalf of Obligor ("Authorized Person"). Obligor agrees that Payee may act on requests which Payee in good faith believes to be made by an Authorized Person, regardless of whether such requests are in fact made by an Authorized Person.



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Any such advance shall be conclusively presumed to have been made by Payee to or for the benefit of Obligor. Obligor does hereby irrevocably confirm, ratify and approve all such Cash Advances by Payee and agrees to indemnify Payee against any and all loses and expenses (including reasonable attorneys' fees) and shall hold Payee harmless with respect thereto.

      TO INDUCE PAYEE TO ACCEPT THIS NOTE, OBLIGOR IRREVOCABLY AGREES THAT, SUBJECT TO PAYEE'S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS NOTE SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF CHICAGO, STATE OF ILLINOIS. OBLIGOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID CITY AND STATE. OBLIGOR HEREBY WAIVES AND RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST OBLIGOR BY PAYEE IN ACCORDANCE WITH THIS PARAGRAPH.

OBLIGOR IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING (I) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS NOTE OR ANY AMENDMENT, OR THE FUNDING AGREEMENT, OR (II) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS NOTE OR ANY SUCH AMENDMENT, OR THE FUNDING AGREEMENT, AND AGREES THAT ANY SUCH ACTION, SUIT, COUNTERCLAIM OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                             DATE: November 25, 1997

                             OBLIGOR:

                             HIPPO, INC.


                             BY: /S/ Jim Dodrill
                                 --------------------------
                                     Jim Dodrill, President



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